UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 2, 2019

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)         — (b)  On May 2, 2019, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), Fluor’s stockholders (i) elected Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Alan L. Boeckmann, Peter J. Fluor,  James T. Hackett, Samuel J. Locklear III, Deborah D. McWhinney, Armando J. Olivera, Matthew K. Rose, Nader H. Sultan and Lynn C. Swann to the Board of Directors to serve until the 2020 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2019 Proxy Statement, as filed with the Securities and Exchange Commission on March 11, 2019 (the “2019 Proxy Statement”); (iii) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2019; and (iv) rejected a stockholder proposal that Fluor adopt goals to reduce greenhouse gas emissions.

The final voting results for the twelve director nominees described in the 2019 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter K. Barker	106,765,779	4,786,375	243,200	13,415,211
Alan M. Bennett	110,025,878	1,484,886	284,590	13,415,211
Rosemary T. Berkery	110,958,258	554,773	282,323	13,415,211
Alan L. Boeckmann	109,996,701	1,597,844	200,809	13,415,211
Peter J. Fluor	92,515,807	19,078,859	200,688	13,415,211
James T. Hackett	84,469,992	27,079,495	245,867	13,415,211
Samuel J. Locklear III	110,765,661	747,731	281,962	13,415,211
Deborah D. McWhinney	110,234,892	1,129,037	431,425	13,415,211
Armando J. Olivera	110,585,319	767,206	442,829	13,415,211
Matthew K. Rose	111,149,082	402,457	243,815	13,415,211
Nader H. Sultan	110,514,877	1,000,570	279,907	13,415,211
Lynn C. Swann	110,709,591	882,157	203,606	13,415,211

The final voting results for proposals 2, 3 and 4 described in the 2019 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	98,609,381	12,762,018	423,955	13,415,211
Ratification of appointment of Ernst & Young LLP	118,804,695	6,034,818	371,052
Stockholder Proposal (Greenhouse Gas Emissions Reduction Goals)	51,348,665	59,465,236	981,453	13,415,211

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2019	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Interim Chief Executive Officer